SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-26-08

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-9102	77-0100596
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
245 South Los Robles Ave., Pasadena, California 91101
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(626) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The attached announcement was released to the news media on September 26, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.         Description

99                         News Release dated September 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERON INTERNATIONAL CORPORATION

Date:	September 26, 2008	By:	/s/ Stephen E. Johnson
Stephen E. Johnson
Senior Vice President & Secretary